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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65923) of Hanover Compressor Company of our report dated March 8, 2000, relating to the consolidated financial statements, which appear in this Form 10-K.


                                /s/ PRICWATERHOUSECOOPERS LLP

Houston, Texas
March 29, 2000